Risk management	12 Months Ended
Dec. 31, 2017
Risk management [Abstract]
Risk management

4.                  Risk management

Braskem is exposed to market risks arising from variations in commodity prices, foreign exchange rates and interest rates, credit risks of its counterparties in cash equivalents, financial investments and trade accounts receivable, and liquidity risks to meet its obligations from financial liabilities.

Braskem adopts procedures for managing market and credit risks that are in conformity with its Financial Policy approved by the Board of Directors in March, 2017. The purpose of risk management is to protect the Company's cash flows and reduce the threats to the financing of its operating working capital and investment programs.

4.1             Market risks

Braskem prepares a sensitivity analysis for foreign exchange rate and interest rate risks to which it is exposed, which is presented in Note 19.6.

(a)             Exposure to commodity risks

Most of the Braskem's feedstocks (naphtha, ethane, propane and propylene) and main products (PE, PP and PVC) are commodities quoted on international markets. A series of factors determine the dynamics of these quotes which directly impacts the result and cash generation of Braskem. Nevertheless, the Company understands that this risk is inherent in the petrochemical business and, therefore, in general does not seek financial instruments to hedge against commodities price fluctuations.

(b)             Exposure to foreign exchange risk

Considering the dynamics of the international petrochemicals market, where most of the time prices are linked to international references in denominated dollars, even Braskem's sales in Brazil are strongly correlated to the US currency. Thus, maintaining a portion of the cost in reais (fixed expenses with personnel, freight and energy, among others) tends to generate a passive net exposure to the local currency.

Therefore, in order to partially mitigate long-term foreign exchange risk, as from September 2016, the Company began to contract financial derivatives to form a Long-Term Foreign Exchange Hedge Program. The main mitigation of this program is the purchase and sale of US dollar options, protecting the expected flows for a period of up to 24 months, as described in more detail in Note 19.3.

In addition to the Hedge Program, to balance the composition between assets and liabilities in US dollars, Braskem's Financial Policy establishes that the Company should always maintain a percentage of at least 70% of the net debt denominated in US dollars. If appropriate, the company may maintain a percentage higher than 70%, provided that it is conditioned to a sensitivity analysis on the main financial indicators and the proof of the existence of no significant risk in the deterioration of these indicators.

On December 31, 2017, Braskem prepared a sensitivity analysis for its exposure to fluctuation in the U.S. dollar, as informed in Note 19.6.

(c)             Exposure to interest rate risk

Braskem is exposed to the risk that a variation in floating interest rates causes an increase in its financial expense due to payments of future interest. Debt denominated in foreign currency subject to floating rates is mainly subject to fluctuations in Libor. Debt denominated in local currency is mainly subject to the variation in the Long-Term Interest Rate (“TJLP”) and in the Interbank Certificate of Deposit (“CDI”) rate.

In 2016 and 2017, Braskem held swap contracts (Note 19.3.1) in which it: receives the pre-contractual rate and pays the CDI overnight rate; and receives Libor and pays a fixed rate.

On December 31, 2017, Braskem prepared a sensitivity analysis for the exposure to the floating interest rates Libor, CDI and TJLP, as informed in Notes 19.6(c.1) and (c.2).

4.2             Exposure to credit risk

The transactions that subject Braskem to the concentration of credit risks are mainly in current accounts with banks, financial investments and trade accounts receivable in which Braskem is exposed to the risk of the financial institution or customer involved. In order to manage this risk, Braskem maintains bank current accounts and financial investments with major financial institutions, weighting concentrations in accordance with the credit rating and the daily prices observed in the Credit Default Swap market for the institutions, as well as netting contracts that minimize the total credit risk arising from the many financial transactions entered into by the parties.

On December 31, 2017, approximately 17.4% of the amounts recorded as “Cash and cash equivalents” (Note 6) were allocated to financial institutions that had clearance agreements with the Company. The obligations under these agreements are accounted for under “Borrowings” (Note 16). The effective netting of these amounts is possible only in the event of default by one of the parties.

With respect to the credit risk of customers, Braskem protects itself by performing a rigorous analysis before granting credit and obtaining secured and unsecured guarantees when considered necessary, including credit insurance.

The maximum exposure to credit risk of non-derivative financial instruments on the reporting date is the sum of their carrying amounts less any provisions for impairment losses. On December 31, 2017, the balance of trade accounts receivable was net of allowance for doubtful accounts (Note 8).

4.3             Liquidity risk

Braskem has a calculation methodology to determine minimum cash “vision month” (horizon of 30 days) and minimum cash “vision year” (horizon of up to 12 months) for the purpose of, respectively: (i) ensuring the liquidity needed to comply with obligations of the following month; and (ii) ensuring that the Company maintains liquidity during potential crises. The amounts for determination of the minimum cash “vision year” are calculated mainly based on the projected operating cash generation, less short-term debts and working capital needs. The amounts for determination of the minimum cash "vision month" consider the projection of operational cash disbursement, service of debts and contributions in projects, as well as the expected disbursement for derivatives with maturity in the period, among other items. The Company, in a conservative manner, uses as the minimum cash in its financial policy the highest value between these two references.

Braskem has two revolving credit lines for the purpose of managing liquidity risks, which may be used without restrictions to improve the Company's credit quality or in the event of deterioration in the macroeconomic scenario, in the amounts of: (i) US$750 million until December 2019; and (ii) US$500 million until September 2019. These credit facilities enable Braskem to reduce the amount of cash it holds. As of December 31, 2017, none of these credit lines had been used.

The table below shows Braskem's financial liabilities by maturity, including the amounts due under the Leniency Agreement (Note 23.3). These amounts are calculated from undiscounted cash flows and may not be reconciled with the balance sheet. The Braskem Idesa's borrowings presents the original long-term maturities, excluding the reclassification to current liabilities arising from the breach of contractual obligations (Note 16).

	Maturity
	Until	Between one and	Between two and	More than
	one year	two years	five years	five years	Total

Trade payables	5,119,937	259,737			5,379,674
Borrowings	1,256,574	3,963,839	6,708,910	24,520,093	36,449,416
Debentures	28,569	83,520	133,206	180,001	425,296
Braskem Idesa borrowings	820,282	1,832,863	2,250,575	7,616,260	12,519,980
Derivatives	6,875				6,875
Loan to non-controlling shareholder of Braskem Idesa				1,756,600	1,756,600
Leniency agreement (Note 23.3)	257,347	325,299	1,007,348	743,902	2,333,896
At December 31, 2017	7,489,584	6,465,258	10,100,039	34,816,856	58,871,737

4.4             Capital management

The ideal capital structure, according to Braskem's Management, considers the balance between own capital and the sum of all payables less the amount of cash and cash equivalents and financial investments. This composition meets the Company's objectives of perpetuity and of offering an adequate return to shareholders and other stakeholders. This structure also permits borrowing costs to remain at adequate levels to maximize shareholder remuneration.

Due to the impact of the U.S. dollar on the Company's operations, the Management of Braskem believes that the own capital used for capital management purposes should be measured in this currency and on a historical basis. Moreover, the Company may temporarily maintain a capital structure that is different from this ideal. This occurs, for example, during periods of growth, when the Company may finance a large portion of its projects through borrowings, provided that this option maximizes return for shareholders once the financed projects start operating. In order to adjust and maintain the capital structure, the Management of Braskem may also consider the sale of non-strategic assets, the issue of new shares or even adjustments to dividend payments.